EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. 1991 Stock Bonus Plan.

November 12, 2003	/s/ M. Shan Atkins
Signature

M. Shan Atkins
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. 1991 Stock Bonus Plan.

November 12, 2003	/s/ Frank M. Gambino
Signature

Frank M. Gambino
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. 1991 Stock Bonus Plan.

November 12, 2003	/s/ Gregory P. Josefowicz
Signature

Gregory P. Josefowicz
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. 1991 Stock Bonus Plan.

November 12, 2003	/s/ Elizabeth A. Nickels
Signature

Elizabeth A. Nickels
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. 1991 Stock Bonus Plan.

November 12, 2003	/s/ Timothy J. O'Donovan
Signature

Timothy J. O'Donovan
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. 1991 Stock Bonus Plan.

November 12, 2003	/s/ James F. Wright
Signature

James F. Wright
Name

Director
Title